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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 19, 2002

MSC.SOFTWARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8722 (Commission File Number)	95-2239450 (I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California (Address of Principal Executive Offices)	92707 (Zip Code)

(Registrant's Telephone Number, Including Area Code): (714) 540-8900

Item 2. Acquisition or Disposition of Assets

        On April 19, 2002, we completed the acquisition of Mechanical Dynamics, Inc. ("MDI"). This amendment to the Current Report on Form 8-K originally filed on May 6, 2002, is being filed in order to include the historical financial statements of Mechanical Dynamics, Inc. and the unaudited pro forma financial information listed below.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)
Financial Statements

    The consolidated financial statements of Mechanical Dynamics, Inc. and subsidiaries filed in MDI's Annual Report on Form 10-K for the year ended December 31, 2001 are incorporated herein by reference. Such consolidated financial statements were audited by Arthur Andersen LLP. After reasonable efforts, we have not been able to obtain the consent of Arthur Andersen LLP to the incorporation by reference of its audit report dated January 30, 2002. Accordingly, Arthur Andersen LLP will not be liable to investors under Section 11(a) of the Securities Act because it has not consented to being named as an expert in this Form 8-K/A. Therefore, such lack of consent may limit the recovery by investors from Arthur Andersen LLP.

    The unaudited condensed consolidated financial statements of Mechanical Dynamics, Inc. and subsidiaries at and for the three months ended March 31, 2002 are filed herewith.

(b)
Pro Forma Financial Information

    The following unaudited pro forma condensed financial information is being filed herewith:

      Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2002.

      Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2002.

      Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2001.

MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2002	December 31, 2001
	(Unaudited)
	(in thousands)
Assets
Current assets:
Cash and cash equivalents	$17,006	$18,125
Accounts receivable, net	13,234	11,030
Prepaid and deferred expenses	4,025	3,412

Total current assets	34,265	32,567
Property and equipment, net	5,165	5,155
Goodwill, net	6,185	6,185
Other assets	3,610	3,016

Total assets	$49,225	$46,923

Liabilities and Shareholders' Equity
Current liabilities:
Borrowings under lines of credit	$273	$—
Current portion of capital leases	374	406
Accounts payable	1,936	2,078
Accrued expenses	5,036	6,792
Deferred revenue	10,138	7,039

Total current liabilities	17,757	16,315

Capital lease obligation, less current portion	444	515
Minority interest	726	662
Shareholders' equity:
Common stock	22,946	22,261
Retained earnings	8,390	8,089
Accumulated other comprehensive income	(1,038)	(919)

Total shareholders' equity	30,298	29,431

Total liabilities and shareholders' equity	$49,225	$46,923

See accompanying notes to unaudited condensed consolidated financial statements.

MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended March 31,
	2002	2001
	(Unaudited) (in thousands except per share data)
Revenue:
Software licenses	$5,458	$6,191
Software maintenance services	3,799	3,013
Professional services and other	3,958	4,637

Total revenue	13,215	13,841

Cost of revenue:
Software licenses	899	977
Services	3,537	4,068

Total cost of revenue	4,436	5,045

Gross profit	8,779	8,796

Operating expenses:
Sales and marketing	5,333	4,935
Research and development	1,772	1,698
General and administrative	1,186	1,317
Goodwill amortization	—	178

Total operating expenses	8,291	8,128

Operating income	488	668
Other income, net	32	119

Income before income taxes and minority interest	520	787
Provision for income taxes	155	235

Net income before minority interest	365	552
Minority interest in net income of subsidiary	64	61

Net income	$301	$491

Basic net income per common share	$0.05	$0.08

Weighted average common shares	6,162	6,088

Diluted net income per common share	$0.05	$0.08

Weighted average common and common equivalent shares	6,577	6,220

See accompanying notes to unaudited condensed consolidated financial statements.

MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2002	2001
	(Unaudited) (in thousands)
Cash flows from operating activities:
Net income	$301	$491
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	464	595
Loss on disposal of assets, net	11	16
Minority interest in net income of subsidiary	64	61
Changes in assets and liabilities:
Accounts receivable	(2,356)	(2,346)
Prepaid and deferred expenses	(656)	222
Other assets	(602)	211
Accounts payable	(87)	(771)
Accrued expenses	(1,753)	(1,579)
Deferred revenue	3,166	1,666

Net cash used in operating activities	(1,448)	(1,434)

Cash flows from investing activities:
Proceeds from the sale of property and equipment	13	10
Purchases of property and equipment	(522)	(489)

Net cash used in investing activities	(509)	(479)

Cash flows from financing activities:
Net borrowings under line of credit agreements	273	33
Proceeds from the issuance of common stock	685	45
Repurchases of Company common stock	—	(495)
Payments on capital lease obligations	(103)	(114)

Net cash provided by (used in) financing activities	855	(531)

Effect of exchange rate changes on cash	(17)	(457)

Net decrease in cash and cash equivalents	(1,119)	(2,901)
Cash and cash equivalents at beginning of period	18,125	17,961

Cash and cash equivalents at end of period	$17,006	$15,060

See accompanying notes to unaudited condensed consolidated financial statements.

MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—BASIS OF PRESENTATION

        The accompanying unaudited condensed consolidated financial statements include the accounts of Mechanical Dynamics, Inc. ("MDI") and its subsidiaries, and have been prepared in accordance with generally accepted accounting principles for interim financial information and with Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. MDI believes all adjustments, consisting of normal recurring adjustments considered necessary for a fair presentation, have been included. For further information, refer to the consolidated financial statements and footnotes thereto included in MDI's Annual Report on Form 10-K for the year ended December 31, 2001.

        Operating results for the three months ended March 31, 2002 and 2001 are not necessarily indicative of the results that may be expected for the full year.

NOTE 2—COMPREHENSIVE INCOME (LOSS)

        Comprehensive income (loss) is the total of net income and all other non-owner changes in equity. Comprehensive income (loss) was $182,000 and ($64,000) for the three months ended March 31, 2002 and 2001, respectively. The difference between net income, as reported in the accompanying condensed consolidated statements of income, and comprehensive income (loss) is the foreign currency translation adjustment for the respective periods.

NOTE 3—EARNINGS PER SHARE

        The following table reconciles the weighted average number of shares in the basic net income per common share calculation to the number of shares in the diluted net income per common share calculation:

	Three Months Ended March 31,
	2002	2001
	(Unaudited)
Weighted average common shares used in basic net income per common share	6,161,766	6,088,056
Effect of stock options	414,899	132,390

Weighted average common equivalent shares used in diluted net income per common share	6,576,665	6,220,446

        Options to purchase shares of MDI's common stock for the three months ended March 31, 2002 and 2001 of 20,000 and 221,790, respectively were outstanding but were not included in the computations of diluted earnings per share because the price of the options was greater than the average market price of the common stock for the periods reported.

NOTE 4—DERIVATIVES

        MDI applies Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", to account for all derivative instruments and hedging transactions. MDI enters into derivative transactions, specifically foreign exchange forward contracts, to manage MDI's exposure to fluctuations in foreign exchange rates. The contracts are primarily in European currencies and Japanese yen and have maturities less than one year. Any derivative MDI enters into is designated at inception as a hedge of risks associated with specific assets, liabilities, or future commitments, and is monitored to determine if it remains an effective hedge. The effectiveness of the derivative as a hedge is based on changes in its market value being highly correlated with changes in market value of the underlying hedged items. MDI does not enter into or hold derivatives for trading or speculative purposes.

        MDI uses forward exchange contracts to hedge specific foreign currency denominated receivables. These contracts, which are one year or less in length, require MDI to exchange foreign currencies for U.S. dollars at maturity at rates agreed to at inception of the contracts. MDI enters into transactions denominated in foreign currencies and includes the exchange gain or loss arising from such transactions in other income, net. As of March 31, 2002 and 2001, MDI had approximately $425,000 and $800,000, respectively, of foreign exchange forward contracts outstanding. Net unrealized and realized gains and losses associated with exchange rate fluctuations on forward contracts and the underlying foreign currency exposure being hedged were immaterial for all periods presented. Cash flows from forward contracts are classified with the related receivables.

NOTE 5—GEOGRAPHIC OPERATIONS AND SEGMENT INFORMATION

        MDI operates in one segment—the development, marketing and support of software products and services for the mechanical segment of the computer-aided engineering industry. MDI licenses products to customers on a worldwide basis. Revenue is attributed to the country in which the sale originates. Sales and marketing operations outside the United States are conducted principally through MDI's foreign subsidiaries and international distributors. Intercompany sales and transfers between geographic areas are accounted for at prices that are designed to be representative of third party transactions.

        The following table summarizes selected financial information of MDI's operations by geographic location (in thousands):

	Three Months Ended March 31,
	2002	2001
	(Unaudited)
Revenues:
North America	$3,696	$3,571
Europe	3,915	3,701
Asia-Pacific	5,604	6,569

Total Revenue	$13,215	$13,841

        No customer accounted for greater than 10% of total revenue during the three months ended March 31, 2002. One customer accounted for 12% of total revenue during the three month period ended March 31, 2001. MDI's largest distributor, ISI-Dentsu, is located in Japan and accounted for approximately 12.8% and 15.5% of MDI's total revenue for the three months ended March 31, 2002 and 2001, respectively. Total assets by geographic location have not changed significantly from December 31, 2001.

NOTE 6—SUBSEQUENT EVENT

Sale of MDI

        On April 19, 2002, MSC.Software Corporation ("MSC") completed the acquisition of over 99% of the outstanding common stock of MDI through a tender offer. To accomplish the sale, MDI entered into the Agreement and Plan of Merger dated March 15, 2002 (the "Merger Agreement"), with MSC, pursuant to which, following the satisfaction or waiver of certain conditions, MSC made a tender offer for all of the outstanding shares of common stock at a price of $18.85 per share. Pursuant to the Merger Agreement, MDI merged with and into a wholly owned subsidiary of MSC.

MSC.SOFTWARE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

        The unaudited pro forma consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the notes thereto of MSC.Software Corporation (the "Company") which were previously reported in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and on Form 10-Q for the three months ended March 31, 2002, and the historical consolidated financial statements and the notes thereto of Mechanical Dynamics, Inc. ("MDI") which were previously reported in MDI's Annual Report on Form 10-K for the year ended December 31, 2001 and which are included in this current report on Form 8-K/A.

        The acquisition of MDI has been accounted for using the purchase method of accounting. The unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2001 and the three months ended March 31, 2002, and the unaudited pro forma consolidated balance sheet of the Company as of March 31, 2002, which are set forth below, give effect to the purchase of MDI based upon the assumptions set forth below and in the notes to unaudited pro forma consolidated financial statements. The unaudited pro forma financial information assumes that the purchase of MDI was completed on January 1, 2001 for the unaudited pro forma consolidated statement of operations for the year ended December 31, 2001, on January 1, 2002 for the unaudited pro forma consolidated statement of operations for the three months ended March 31, 2002, and on March 31, 2002 for the unaudited pro forma consolidated balance sheet.

        The Company and MDI have had no significant inter-company activity which would require elimination in preparing the unaudited pro forma consolidated financial statements. In addition, the Company and MDI have no significantly different accounting policies and procedures which require conforming adjustments.

        The pro forma adjustments and the resulting unaudited pro forma consolidated financial statements were prepared based on the best information available to management as of the date of this Form 8-K/A, in part utilizing preliminary assessments by independent valuation consultants and certain assumptions and estimates described in the notes to the unaudited pro forma consolidated financial statements. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed, has not been made, and the allocation reflected in the unaudited pro forma consolidated financial statements should be considered preliminary. The final allocation may differ materially from the preliminary allocation reflected in the unaudited pro forma consolidated financial statements when final valuations are completed.

        The unaudited pro forma consolidated financial statements do not include any adjustment for estimated additional acquisition costs relating to the integration of MDI, in accordance with Emerging Issues Task Force ("EITF") No. 95-3, "Recognition of Liabilities in Connection with a Purchase Business Combination". The Company expects to incur such costs related to headcount reductions and facility closures and will reflect such costs in the final purchase accounting.

        The unaudited pro forma consolidated financial statements do not purport to represent what our financial position or results of operations would have been had the acquisition of MDI occurred on the dates indicated or to project our financial position or results of operations for any future period. Furthermore, the unaudited pro forma consolidated financial statements do not reflect changes which may occur as the result of activities after the acquisition of MDI closed.

MSC.SOFTWARE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2002

	MSC.Software Corporation	Mechanical Dynamics, Inc.	Pro Forma Adjustments		Pro Forma MSC.Software Corporation
	(in Thousands)
ASSETS
Current Assets:
Cash and Cash Equivalents	$76,297	$17,006	$71,728	(1)	$35,188
			(116,879	)(2)
			(10,531	)(3)
			(533	)(4)
			(1,900	)(5)
Investments	5,487	—	—		5,487
Trade Accounts Receivable, Net	81,871	13,234	—		95,105
Deferred Tax Assets	14,988	—	—		14,988
Other Current Assets	14,583	4,025	—		18,608

Total Current Assets	193,226	34,265	(58,115)		169,376
Property and Equipment, Net	31,980	5,165	—		37,145
Capitalized Software Costs, Net	26,831	—	—		26,831
Goodwill, Net	151,732	6,185	(6,185	)(6)	223,237
			71,505	(7)
Other Intangible Assets, Net	20,461	—	54,210	(7)	74,671
Other Assets	8,031	3,610	1,900	(5)	13,541

Total Assets	$432,261	$49,225	$63,315		$544,801

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Line of Credit	$—	$273	$6,728	(1)	$7,001
Accounts Payable	21,806	1,936	—		23,742
Current Portion of Note Payable	533	—	(533	)(4)	16,250
			16,250	(1)
Deferred Revenue	50,631	10,138	(1,500	)(8)	59,269
Compensation and Related Expenses	14,362	—	—		14,362
Restructuring Reserve	1,126	—	—		1,126
Other Current Liabilities	14,926	5,410	4,100	(9)	24,436

Total Current Liabilities	103,384	17,757	25,045		146,186
Deferred Income Taxes	15,195	—	21,988	(7)	37,183
Note Payable, Less Current Portion	—	—	48,750	(1)	48,750
Notes Payable to Shareholders	24,279	—	—		24,279
Subordinated Notes Payable, Less Current Portion	6,691	—	—		6,691
Other Long-Term Liabilities	—	1,170	—		1,170
Commitments and Contingencies
Shareholders' Equity:
Common Stock	295	22,946	(22,946	)(10)	295
Additional Paid-in Capital	279,526	—	—		279,526
Accumulated Other Comprehensive Loss	(9,548)	(1,038)	1,038	(10)	(9,548)
Retained Earnings (Deficit)	12,716	8,390	(8,390	)(10)	10,546
			(2,170	)(7)
Treasury Shares, At Cost	(277)	—	—		(277)

Total Shareholders' Equity	282,712	30,298	(32,468)		280,542

Total Liabilities and Shareholders' Equity	$432,261	$49,225	$63,315		$544,801

See accompanying notes to unaudited pro forma consolidated balance sheet.

MSC.SOFTWARE CORPORATION
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2002

        The pro forma information related to the acquisition of MDI has been prepared in accordance with Statement of Financial Accounting Standards (SFAS) No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets," which were adopted by the Company effective January 1, 2002.

        The acquisition of MDI, completed on April 19, 2002, will be accounted for using the purchase method of accounting. Accordingly, the purchase price will be allocated to individual assets acquired and liabilities assumed based on their respective fair values. The excess of the purchase price over the fair value of the net tangible assets are allocated to identifiable intangible assets and goodwill. Pursuant to SFAS No. 142, goodwill will not be amortized but will be tested periodically for impairment.

(1)
Adjustment to reflect the borrowings on our New Loan Agreement, including $6,728,000 under the revolving line of credit and $65,000,000 under the term loan.

(2)
Adjustment to reflect the cash payment of $18.85 per share of MDI common stock.

(3)
Adjustment to reflect the cash payment for all outstanding MDI stock options for the difference between $18.85 and the exercise price of the stock option.

(4)
Adjustment to reflect the repayment of all amounts outstanding under our previous Loan and Security Agreement.

(5)
Adjustment to reflect estimated debt issuance costs related to our New Loan Agreement.

(6)
Adjustment to reflect the write-off of goodwill on MDI's books at the date of acquisition.

(7)
Adjustment to reflect the preliminary allocation of the excess of purchase price over fair value of net tangible assets acquired from the purchase of MDI. The total purchase price, including acquisition costs, was allocated to the assets and liabilities of MDI, based upon their approximate fair market value, as follows: $25,613,000 to net tangible assets, $54,210,000 to identified intangible assets (including $31,110,000 of developed technology), $2,170,000 to in-process technology (which will be immediately expensed) and $71,505,000 to goodwill. These allocations are preliminary as final valuations are currently being completed. A deferred tax liability of $21,988,000 related to the intangible assets acquired was also recorded. Estimated costs incurred related to the purchase are $4,100,000.    The following is a summary of the purchase price calculation (in thousands):

Cash Paid for Outstanding MDI Common Shares	$116,879
Cash Paid for Outstanding MDI Stock Options	10,531
Estimated Direct Costs of the Acquisition	4,100
131,510
Less:
Estimated Fair Value Identified Intangible Assets	(23,100)
Estimated Fair Value Technology Acquired	(31,110)
Estimated Fair Value of In-Process Technology	(2,170)
Fair Value of Net Tangible Assets Acquired	(25,613)
Deferred Tax Liability Related to the Intangible Assets Acquired	21,988
Estimated Goodwill	71,505
(8)
Adjustment to properly state MDI's deferred revenue at its estimated fair market value

(9)
Adjustment to reflect estimated direct costs of $4,100,000 incurred related to the purchase of MDI.

(10)
Adjustment to reflect the elimination of MDI's shareholders' equity prior to acquisition.

MSC.SOFTWARE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2002

	MSC.Software Corporation	Mechanical Dynamics, Inc.	Pro Forma Adjustments		Pro Forma MSC.Software Corporation
	(in Thousands, Except Per Share Data)
REVENUE:
Software	$32,274	$5,458	$—		$37,732
Services	13,698	7,757	(450	)(1)	21,005
Systems	20,468	—	—		20,468

Total Revenue	66,440	13,215	(450)		79,205

COST OF REVENUE:
Software	5,476	899	—		6,375
Services	9,298	3,537	—		12,835
Systems	15,495	—	—		15,495

Total Cost of Revenue	30,269	4,436	—		34,705

GROSS PROFIT	36,171	8,779	(450)		44,500

OPERATING EXPENSE:
Research and Development	5,960	1,772	—		7,732
Selling, General and Administrative	33,013	6,519	—		39,532
Amortization of Goodwill and Other Intangibles	1,061	—	778	(2)	1,839

Total Operating Expense	40,034	8,291	778		49,103

OPERATING INCOME (LOSS)	(3,863)	488	(1,228)		(4,603)

OTHER EXPENSE (INCOME):
Interest Expense	729	—	1,023	(3)	1,752
Other Expense (Income), Net	(688)	32	—		(656)

Total Other Expense (Income), Net	41	32	1,023		1,096

INCOME (LOSS) BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(3,904)	456	(2,251)		(5,699)
Provision (Benefit) for Income Taxes	(1,523)	155	(878	)(4)	(2,246)

NET INCOME (LOSS)	$(2,381)	$301	$(1,373)		$(3,453)

BASIC LOSS PER SHARE	$(0.08)				$(0.12)

DILUTED LOSS PER SHARE	$(0.08)				$(0.12)

Basic Weighted-Average Shares Outstanding	28,993				28,993

Diluted Weighted-Average Shares Outstanding	28,993				28,993

See accompanying notes to unaudited pro forma consolidated statements of operations.

MSC.SOFTWARE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

	MSC.Software Corporation	Mechanical Dynamics, Inc.	Pro Forma Adjustments		Pro Forma MSC.Software Corporation
	(in Thousands, Except Per Share Data)
REVENUE:
Software	$150,342	$24,701	$—		$175,043
Services	59,224	32,802	(1,500	)(1)	90,526
Systems	26,531	—	—		26,531

Total Revenue	236,097	57,503	(1,500)		292,100

COST OF REVENUE:
Software	26,193	4,198	—		30,391
Services	33,292	16,779	—		50,071
Systems	22,125	—	—		22,125

Total Cost of Revenue	81,610	20,977	—		102,587

GROSS PROFIT	154,487	36,526	(1,500)		189,513

OPERATING EXPENSE:
Research and Development	22,068	6,921	—		28,989
Selling, General and Administrative	99,253	25,484	—		124,737
Amortization of Goodwill and Other Intangibles	10,878	713	3,111	(2)	14,702
Restructuring Charges	1,894	—	—		1,894

Total Operating Expense	134,093	33,118	3,111		170,322

OPERATING INCOME	20,394	3,408	(4,611)		19,191

OTHER EXPENSE (INCOME):
Interest Expense	5,239	—	3,700	(3)	8,939
Other Income, Net	(1,704)	(269)	—		(1,973)

Total Other Expense (Income), Net	3,535	(269)	3,700		6,966

INCOME BEFORE PROVISION FOR INCOME TAXES	16,859	3,677	(8,311)		12,225
Provision for Income Taxes	6,588	1,137	(3,241	)(4)	4,484

NET INCOME	$10,271	$2,540	$(5,070)		$7,741

BASIC EARNINGS PER SHARE	$0.50				$0.38

DILUTED EARNINGS PER SHARE	$0.47				$0.35

Basic Weighted-Average Shares Outstanding	20,606				20,606

Diluted Weighted-Average Shares Outstanding	21,900				21,900

See accompanying notes to unaudited pro forma consolidated statements of operations.

MSC.SOFTWARE CORPORATION
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2002 AND YEAR ENDED DECEMBER 31, 2001

(1)	Adjustment to reflect the write-down of MDI's deferred revenue balance at the beginning of the period presented (which was subsequently recognized as revenue).
(2)
Adjustment to reflect the amortization of the estimated developed technology acquired as part of the acquisition of MDI. The developed technology will be amortized on a straight-line basis over ten years.
(3)	Adjustment to reflect the additional interest expense for the borrowings under our New Loan Agreement.
(4)	Adjustment to reflect the net tax effect of the pro forma adjustments. Income taxes were provided at a rate of 39% for both periods presented.
Note:
The unaudited pro forma consolidated statements of operations do not include any anticipated cost savings related to headcount reductions or facility closures nor do they include costs of integration. The integration of operations is expected to be completed within three months after the acquisition date, after which certain efficiencies and cost savings are expected to be realized. The unaudited pro forma consolidated statements of operations also does not include any charge for in process research and development, which will be immediately written off when the final purchase accounting adjustments are completed.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSC.SOFTWARE CORPORATION
By:	/s/ LOUIS A. GRECO Louis A. Greco - Chief Financial Officer
Date:	July 1, 2002

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MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS
MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF INCOME
MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MSC.SOFTWARE CORPORATION UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
MSC.SOFTWARE CORPORATION UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET MARCH 31, 2002
MSC.SOFTWARE CORPORATION NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET MARCH 31, 2002
MSC.SOFTWARE CORPORATION UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS THREE MONTHS ENDED MARCH 31, 2002
MSC.SOFTWARE CORPORATION UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2001
MSC.SOFTWARE CORPORATION NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS THREE MONTHS ENDED MARCH 31, 2002 AND YEAR ENDED DECEMBER 31, 2001
SIGNATURE